
FIRST
GUARANTY
BANK

2020

4th Quarter Report


AMERICA'S
BEST
BANKS
2021
Newsweek
POWERED BY
LendingTree

FIRST GUARANTY BANCSHARES, INC.

fgb.net |

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984

At A Glance

Branches
33

ATMs
46

Total Assets
$2.5 Billion

Deposits
$2.2 Billion

Total Loans
$1.8 Billion

$6.1 Million
4Q 2020 Earnings (unaudited)

$20.3 Million
YTD2020 Earnings (unaudited)

110 and counting
Consecutive dividends paid

86
Years in Banking



Member FDIC

A Message to Our Shareholders

After being named the Best Small Bank in the United States by Newsweek/Lending Tree, First Guaranty closed out the year with very strong financial results. Earnings per share for 2020 increased to $2.09 compared to $1.47 for 2019 as net income increased to $20,318,000 as opposed to $14,241,000 for 2019, an increase of 43%. The most impressive aspect of those earnings numbers is that the $20,318,000 in net income was recorded after an ALLL provision of $14,877,000. This provision was due to the increased risk and uncertainty in the loan portfolio related to the ongoing Covid pandemic, including the industries and portfolio segments considered high risk due to the pandemic and not because of any specific, identified loan. During the course of the year, budgeted provisions of $5,877,000 were made, and, because of the continued uncertainties of Covid and the Covid effects on the economy, an additional $9,000,000 provision was added. Since the beginning of the Covid crisis, it has been the opinion of Management that deterioration in the loan program would accelerate if the crisis continued through year-end 2020. Although 2020 turned out to be a banner year, this additional provision was necessary due to the continued uncertainty that could manifest in 2021.

Loan demand has been and continues to be strong. Total loans increased to $1,844,135,000 as of December 31, 2020 compared to $1,525,490,000 as of December 31, 2019. This is an increase of 21%. If the PPP loans are removed, the increase, year over year, is still 15%.

Total assets increased to $2,473,078,000 from $2,117,216,000, an increase of 17% year over year.

In a year of great adversity, First Guaranty Bancshares, Inc. has not just survived; but, has excelled. The result is a much stronger, more profitable, and safer investment. 110 consecutive quarterly dividends have been paid. Shareholder value has consistently continued to be enhanced.

Thank you for your support.

Sincerely,





Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

NASDAQ Symbol: FGBI

Consolidated Statements of Condition

(in thousands, except share data)

	December 31, 2020	December 31, 2019
	(unaudited)	
Assets		
Cash and cash equivalents:		
Cash and due from banks	$298,903	$66,511
Federal funds sold	702	914
Cash and cash equivalents	299,605	67,425
Investment securities:		
Available for sale, at fair value	238,548	339,937
Held to maturity, at cost (estimated fair value of $0 and $86,817 respectively)	-	86,579
Investment securities	238,548	426,516
Federal Home Loan Bank stock, at cost	3,351	3,308
Loans held for sale	-	-
Loans, net of unearned income	1,844,135	1,525,490
Less: allowance for loan losses	24,518	10,929
Net loans	1,819,617	1,514,561
Premises and equipment, net	59,892	56,464
Goodwill	12,900	12,942
Intangible assets, net	6,587	7,166
Other real estate, net	2,240	4,879
Accrued interest receivable	11,933	8,412
Other assets	18,405	15,543
Total Assets	$2,473,078	$2,117,216
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$411,416	$325,888
Interest-bearing demand	860,394	635,942
Savings	168,879	135,156
Time	725,629	756,027
Total deposits	2,166,318	1,853,013
Short-term advances from Federal Home Loan Bank	50,000	13,079
Repurchase agreements	6,121	6,840
Accrued interest payable	5,292	6,047
Long-term advances from Federal Home Loan Bank	3,366	3,533
Senior long-term debt	42,366	48,558
Junior subordinated debentures	14,777	14,737
Other liabilities	6,247	5,374
Total Liabilities	2,294,487	1,951,181
Shareholders' Equity		
Common stock:		
$1 par value - 100,600,000 authorized shares; issued 9,741,253 shares	9,741	9,741
Surplus	110,836	110,836
Retained earnings	57,367	43,283
Accumulated other comprehensive income (loss)	647	2,175
Total Shareholders' Equity	178,591	166,035
Total Liabilities & Shareholders' Equity	$2,473,078	$2,117,216

Consolidated Statements of Income

(in thousands, except share, per share data & percentages)

	For the Three-Month Periods Ended December 31,	
	2020	2019
	(unaudited)	
Interest Income:		
Loans (including fees)	$23,388	$21,221
Deposits with other banks	56	495
Securities (including FHLB stock)	1,309	2,419
Federal funds sold	1	-
Total Interest Income	24,754	24,135
Interest Expense:		
Demand deposits	1,444	2,301
Savings deposits	58	120
Time deposits	3,771	4,420
Borrowings	616	625
Total Interest Expense	5,889	7,466
Net Interest Income	18,865	16,669
Less: Provision for loan losses	10,251	712
Net Interest Income after Provision for Loan Losses	8,614	15,957
Noninterest Income:		
Service charges, commissions and fees	719	880
ATM and debit card fees	789	568
Net gains (losses) on securities	12,160	230
Net gains on sale of loans	80	5
Other	730	490
Total Noninterest Income	14,478	2,173
Noninterest Expense:		
Salaries and employee benefits	7,411	6,899
Occupancy and equipment expense	2,093	1,658
Other	5,918	4,522
Total Noninterest Expense	15,422	13,079
Income Before Income Taxes	7,670	5,051
Less: Provision for income taxes	1,543	1,002
Net Income	$6,127	$4,049
Per Common Share:		
Earnings	$0.63	$0.42
Cash dividends paid	$0.16	$0.16
Weighted Average Common Shares Outstanding	9,741,253	9,718,895
Return on Average Assets	0.99%	0.81%
Return on Average Common Equity	13.20%	9.79%

Consolidated Statements of Income
(in thousands, except share, per share data & percentages)

	For the Years Ended December 31, 2020 (unaudited)	2019
Interest Income:		
Loans (including fees)	$90,808	$78,886
Deposits with other banks	404	2,956
Securities (including FHLB stock)	9,471	9,800
Federal funds sold	1	1
Total Interest Income	**100,684**	**91,643**
Interest Expense:		
Demand deposits	6,089	10,447
Savings deposits	268	527
Time deposits	16,908	17,141
Borrowings	2,752	1,851
Total Interest Expense	**26,017**	**29,966**
Net Interest Income	**74,667**	**61,677**
Less: Provision for loan losses	14,877	4,860
Net Interest Income after Provision for Loan Losses	**59,790**	**56,817**
Noninterest Income:		
Service charges, commissions and fees	2,571	2,808
ATM and debit card fees	3,022	2,254
Net gains (losses) on securities	14,791	(157)
Net gains on sale of loans	1,054	1,376
Other	2,342	2,018
Total Noninterest Income	**23,780**	**8,299**
Noninterest Expense:		
Salaries and employee benefits	29,600	25,019
Occupancy and equipment expense	7,709	6,096
Other	20,724	16,104
Total Noninterest Expense	**58,033**	**47,219**
Income Before Income Taxes	**25,537**	**17,897**
Less: Provision for income taxes	5,219	3,656
Net Income	**$20,318**	**$14,241**
Per Common Share:		
Earnings	$2.09	$1.47
Cash dividends paid	$0.64	$0.60
Book Value Per Common Share	$18.33	$17.04
Weighted Average Common Shares Outstanding	9,741,253	9,695,131
Return on Average Assets	0.87%	0.76%
Return on Average Common Equity	11.36%	8.99%

Have Questions?

Vanessa Drew | InvestorRelations@fgb.net

Bank Officers

Chairman

Marshall T. Reynolds*

Executive Officers

Alton B. Lewis, Jr.*
President and CEO | Hammond

Eric J. Dosch*
Chief Financial Officer | Hammond

Senior Vice Presidents

Thomas F. Brothers
Director of Internal Audit

Scheila M. Davis
Operations Officer

Mark J. Ducoing
Chief Deposit Officer

Glenn A. Duhon, Sr.
Regional Manager | Abbeville

Ronnie R. Foshee
Director of Lending Development

Kevin J. Foster
Regional Manager | Denham Springs

Adam J. Johnston
Regional Manager | North Louisiana

Mikki M. Kelley
Human Resource Department Manager

Jordan M. Lewis
Texas Area President

Ronnie C. Pittman
Special Assets Manager

Darrel D. Ryland
Central LA Area President

Craig E. Scelfo
Regional Manager | Ponchatoula & St.Tammany

Desiree B. Simmons
Loan Administration, Marketing & Training

Evan M. Singer
Regional Manager
Director of Mergers & Acquisitions

J. Richard Stark
Operations

Randy S. Vicknair
Interim Chief Lending Officer

Christy L. Wells
Regional Manager | Hammond

Vice Presidents

Charles L. Baggs
Ashley N. Bell
Betty A. Boney
Brenda A. Briscoe
Cheryl Q. Brumfield
Timothy L. Chesney
Robert W. Clifton, *Chief ISO*

Vice Presidents

Louis J. Cusimano
Vikki W. Dupaquier
Ronald W. Edmonds
Denise D. Fletcher
Eric M. Fuller, *Controller*
Shirley P. Jones
JoEllen K. Juhasz, *BSA Officer*
Michael D. Knighten
Terrie E. McCartney
Colton C. McDaniel
Jason D. Normand
Steven F. Osman
Gregory P. Prudhomme
Scott B. Schilling
Amber L. Smith
Lisa K. Stoker
John A. Synco
D. Lynn Talley
Michael A. Wiggins

Assistant Vice Presidents

Conrad H. Arrambide
Evan A. Baranosky
Darryl P. Boudreaux
Lauryn H. Coburn
Susan M. Desoto
Landa G. Domangue
Vanessa R. Drew
Christy L. Frierson
Harrison R. Gill
Bonnie J. Griener
Ludrick P. Hildago
Leslie A. Hinzman
Donna S. Hodges
A. Shane Hughes
Pamela R. Normand
Dev M. Patel
Rahul R. Patel
Niekitsha S. Ridley
Melina V. West

Officers

Rebecca G. Brown
Calvin P. Ducote
Jeannette N. Ernst
Keith T. Klein
Kristin M. Williams

* Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984